EX-99.906 CERT

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

Robert A. Watson, President/Principal Executive Officer, and Derek Mullins Treasurer/Principal Financial Officer of Destra Multi-Alternative Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended March 31, 2025, (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

President/Principal Executive Officer		Treasurer/Principal Financial Officer

/s/ Robert A. Watson		/s/ Derek Mullins
Date:	06/06/2025	Date:	06/06/2025

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

A signed original of this written statement required by Section 906 has been provided to Destra Multi- Alternative Fund and will be retained by Destra Capital Advisors LLC and furnished to the Securities and Exchange Commission or its staff upon request.